UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                               MEDIA GENERAL, INC.
             (Exact name of registrant as specified in its charter)

   Commonwealth of Virginia                                      54-0850433
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

    333 E. Franklin St., Richmond, VA                              23219
(Address of principal executive offices)                         (Zip Code)

                                 (804) 649-6000
              (Registrant's telephone number, including area code)

                                       N/A

              (Former name, former address and former fiscal year,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 2.02 Results of Operations and Financial Condition

      On October 15, 2004, the Company issued two press releases announcing results for the third quarter of 2004 and revenues for the September 2004 period. A copy of these releases is furnished as exhibit 99.1.

      Exhibits
      99.1     Two press releases dated October 15, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MEDIA GENERAL, INC.

DATE: October 15, 2004                 /s/ Marshall N. Morton
                                       -----------------------------------------
                                       Marshall N. Morton
                                       Vice Chairman and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number      Description

99.1        Two press releases dated October 15, 2004.


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